As filed with the Securities and Exchange Commission on August 5, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22072
The Cushing MLP Total Return Fund
(Exact name of registrant as specified in charter)
8117 Preston Road, Suite 440, Dallas, TX 75225
(Address of principal executive offices) (Zip code)
Jerry V. Swank
8117 Preston Road, Suite 440, Dallas, TX 75225
(Name and address of agent for service)
214-692-6334
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: May 31, 2011

Item 1.  Report to Stockholders.
The Cushing® MLP Total Return Fund

Semi-Annual Report May 31, 2011
Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.srvfund.com www.swankcapital.com

(This page intentionally left blank)

The Cushing® MLP Total Return Fund
Shareholder Letter

Dear Shareholder:

The Cushing® MLP Total Return Fund (NYSE: SRV) posted positive performance for the six month period ending May 31, 2011. In the first six months of fiscal 2011, SRV was +14.3% on a total return basis and +6.8% on a NAV basis, versus 12.6% for the S&P 500 Index Total Return (“S&P 500”) and a 7.6% return for the Cushing® 30 MLP Index Total Return (MLPXTR).

Although the Fund benefited from a favorable economic environment during the early part of the period, macro fears returned to the forefront during the last couple of months of the period. With the ongoing unrest in the Middle East/North Africa, the Japan earthquakes/tsunami, continued European sovereign debt concerns, uncomfortably high crude oil and gasoline prices, inflation fears percolating, and a discouraging lack of leadership by our elected officials to handle a looming debt crisis, “resilience” is a word that first comes to mind when thinking about equity and credit performance this past quarter. While significant macro fears understandably drove MLP sector correlations to the broader market (S&P 500) higher relative to the fourth quarter of 2010, we believe MLP characteristics still provide good diversification opportunities.

Continuing with the topic of risk, there is obviously no shortage of global macro concerns. Of course, given the events in the Middle East, North Africa, and Japan, there is certainly a stronger case to be made for the continued development of safe and reliable domestic fuel and related infrastructure. Of particular relevance to higher yielding securities, we continue to watch interest rates carefully. We take particular notice when the dollar continues to trade lower and lower as gold moves higher and higher, when the CEO of Wal-mart says inflation is right around the corner, when PIMCO shorts Treasuries, and when Standard and Poor’s revises its outlook on US sovereign credit to “negative.” Further, the end of QE2 is nearing, and at the very least, we believe this means additional market volatility for bonds and stocks. Bottom line: ultimately, we do not know what the future will bring (though we have a feeling), and we continue to analyze and evaluate the impact of rising interest rates on the Fund’s portfolio and leverage funding costs.

Turning to the business aspect of the space, fundamentals for the MLP group remain very strong, save for pockets of softness such as natural gas storage and propane distribution and headwinds related to long haul natural gas pipelines. New shale plays — importantly, no longer just dry gas, but crude oil and liquids rich areas — are driving infrastructure opportunities. The dramatic shift in industry focus to oil shale development is driven by horizontal drilling technology and the extremely wide crude oil to natural gas price ratio. We believe the opportunity set for growth for MLPs is as abundant as we can remember, and MLPs are taking advantage of their low costs of capital.

We look forward to continuing to pursue the Fund’s investment objective to obtain a high after-tax total return from a combination of capital appreciation and current income from investments in MLPs. We invite you to visit our website at www.srvfund.com for the latest updates on the Fund and its adviser.

Jerry V. Swank
Chief Executive Officer

The Cushing® MLP Total Return Fund
Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures are not, and should not be construed as, a substitute for amounts computed in accordance with GAAP and should be read in conjunction with our full financial statements, including the notes thereto.

	Period from
	December 1, 2010		Fiscal		Fiscal		Fiscal
	through		Year Ended		Year Ended		Year Ended
	May 31, 2011		11/30/10		11/30/09		11/30/08

FINANCIAL DATA
Total income from investments
Distributions received from MLPs	$12,346,279		$16,566,758		$8,889,886		$12,277,393
Dividends from common stock	4,503,795		4,483,307		1,779,867		178,095
Interest income & other	625,626		1,320,531		518,446		316,870

Total income from investments	$17,475,700		$22,370,596		$11,188,199		$12,772,358
Advisory fee and operating expenses
Advisory fees, less reimbursement by Adviser	$2,288,047		$2,467,110		$557,839		$1,615,353
Operating expenses(a)	779,735		948,767		1,072,460		750,292
Leverage costs	358,968		465,469		176,619		924,418
Other	89,854		257,274		100,347		108,279

Total advisory fees and operating expenses	$3,516,604		$4,138,620		$1,907,265		$3,398,342
Distributable Cash Flow (DCF)(b)	$13,959,096		$18,231,976		$9,280,934		$9,374,016
Distributions paid on common stock	$13,251,562		$18,332,242		$9,505,720		$9,505,720
Distributions paid on common stock per share	$0.45		$0.90		$1.01		$1.26
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.3	x	1.2	x	1.2	x	1.3	x
After advisory fee and operating expenses	1.1	x	1.0	x	1.0	x	1.0	x
OTHER FUND DATA (end of period)
Total Assets, end of period	416,707,466		293,125,989		98,339,592		61,974,946
Unrealized appreciation (depreciation), net of income taxes	56,638,706		67,183,214		20,880,742		(58,032,746)
Short-term borrowings	105,800,000		69,800,000		29,900,000		14,500,000
Short-term borrowings as a percent of total assets	25%		24%		30%		23%
Net Assets, end of period	282,471,907		208,002,375		64,511,402		37,779,243
Net Asset Value per common share	$8.58		$8.03		$5.74		$3.98
Market Value per share	$10.54		$9.42		$7.37		$10.36
Market Capitalization	$347,041,178		$244,113,742		$82,894,797		$98,247,516
Shares Outstanding	32,926,108		25,914,410		11,247,598		9,483,351

(a)	Excludes expenses related to capital raising.

(b)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions and offering expenses.

The Cushing® MLP Total Return Fund
Allocation of Portfolio Assets
May 31, 2011 (Unaudited)
(Expressed as a Percentage of Total Investments)

(1)	Master Limited Partnerships and Related Companies
(2)	Senior Notes
(3)	Common Stock

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2011

COMMON STOCK — 7.7%(1)	Shares	Fair Value

Shipping — 2.9%(1)
Republic of the Marshall Islands — 2.9%(1)
Seaspan Corp.	300,000	$8,286,000

Utilities — 4.8%(1)
United States — 4.8%(1)
Dominion Resources, Inc.	200,000	9,544,000
Integrys Energy Group, Inc.	75,000	3,925,500

		13,469,500

Total Common Stock (Cost $21,722,670)		$21,755,500

MASTER LIMITED PARTNERSHIPS AND RELATED
COMPANIES — 121.7%(1)

Coal — 7.2%(1)
United States — 7.2%(1)
Oxford Resource Partners, L.P.	275,000	6,811,750
Penn Virginia Resources Partners, L.P.	525,000	13,581,750

		20,393,500

Crude/Natural Gas Production — 19.6%(1)
United States — 19.6%(1)
Breitburn Energy Partners, L.P.	475,000	9,827,750
EV Energy Partners, L.P.	335,000	18,542,250
Legacy Reserves, L.P.	275,000	8,767,000
Linn Energy, LLC	300,000	11,658,000
Vanguard Natural Resources, LLC	75,000	2,223,750
VOC Energy Trust	200,000	4,328,000

		55,346,750

Crude/Refined Products Pipelines and Storage — 28.9%(1)
United States — 28.9%(1)
Buckeye Partners, L.P.	100,000	6,345,000
Enbridge Energy Partners, L.P.	650,000	19,961,500
Genesis Energy, L.P.	500,000	13,715,000
Magellan Midstream Partners, L.P.	200,000	11,812,000
Plains All American Pipeline, L.P.	400,000	24,896,000
TransMontaigne Partners, L.P.	140,000	4,859,400

		81,588,900

Fertilizers — 1.8%(1)
United States — 1.8%(1)
CVR Partners, L.P.	250,000	4,990,000

Natural Gas/Natural Gas Liquid Pipelines and Storage — 30.3%(1)
United States — 30.3%(1)
Boardwalk Pipeline Partners, LP	600,000	17,460,000

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2011 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED
COMPANIES — (Continued)	Shares	Fair Value

Natural Gas/Natural Gas Liquid Pipelines and Storage — (Continued)
United States — (Continued)
Cheniere Energy Partners, L.P.	275,000	$4,958,250
El Paso Pipeline Partners, L.P.	100,000	3,437,000
Energy Transfer Partners, L.P.	400,000	19,004,000
Enterprise Products Partners, L.P.	250,000	10,410,000
Niska Gas Storage Partners, L.P.	150,000	2,911,500
ONEOK Partners, L.P.	155,700	12,976,038
Spectra Energy Partners, L.P.	120,000	3,840,000
Williams Partners, L.P.	200,000	10,584,000

		85,580,788

Natural Gas Gathering/Processing — 21.2%(1)
United States — 21.2%(1)
Crosstex Energy, L.P.	900,000	16,497,000
DCP Midstream Partners, L.P.	250,000	10,132,500
MarkWest Energy Partners, L.P.	200,000	9,504,000
Regency Energy Partners, L.P.	400,000	10,076,000
Targa Resources Partners, L.P.	400,000	13,824,000

		60,033,500

Propane — 5.6%(1)
United States — 5.6%(1)
Inergy, L.P.	325,000	12,054,250
NGL Energy Partners, L.P.	175,000	3,664,500

		15,718,750

Shipping — 7.1%(1)
Republic of the Marshall Islands — 7.1%(1)
Capital Product Partners, L.P.	250,000	2,322,500
Navios Maritime Partners, L.P.	625,000	11,937,500
Teekay Offshore Partners, L.P.	200,000	5,810,000

		20,070,000

Total Master Limited Partnerships and Related Companies (Cost $288,074,016)		$343,722,188

	Principal
SENIOR NOTES — 3.7%(1)	Amount

Crude/Natural Gas Production — 1.7%(1)
United States — 1.7%(1)
Breitburn Energy Partners, L.P., 8.625%, 10/15/2020	$2,500,000	2,690,625
Linn Energy, LLC, 7.750%, 02/01/2021(2)	2,000,000	2,120,000

		4,810,625

Crude/Refined Products Pipelines and Storage — 0.3%(1)
United States — 0.3%(1)
Genesis Energy, L.P., 7.875%, 12/15/2018(2)	1,000,000	1,002,500

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2011 — (Continued)

	Principal
SENIOR NOTES — (Continued)	Amount	Fair Value

Natural Gas/Natural Gas Liquids Pipelines and Storage — 0.5%(1)
United States — 0.5%(1)
Eagle Rock Energy Partners, L.P., 8.375%, due 06/01/2019(2)	$1,000,000	$1,003,750
El Paso Corp., 7.420%, due 02/15/2037	375,000	434,930

		1,438,680

Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Regency Energy Partners, L.P., 9.375%, due 06/01/2016	2,000,000	2,270,000
Targa Resources Partners, L.P., 8.250%, due 07/01/2016	200,000	214,000
Targa Resources Partners, L.P., 7.875%, due 10/15/2018(2)	250,000	266,875
Targa Resources Partners, L.P., 6.875%, due 02/01/2021(2)	600,000	599,250

		3,350,125

Total Senior Notes (Cost $9,531,414)		10,601,930

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 1.1%(1)	Shares

United States — 1.1%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(3)	604,640	604,640
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(3)	604,640	604,640
First American Treasury Obligations Fund — Class A, 0.00%(3)	604,640	604,640
First American Treasury Obligations Fund — Class Y, 0.00%(3)	604,640	604,640
First American Treasury Obligations Fund — Class Z, 0.00%(3)	604,640	604,640

Total Short-Term Investments (Cost $3,023,200)		3,023,200

TOTAL INVESTMENTS — 134.2%(1) (COST $322,351,301)		379,102,818
Liabilities in Excess of Other Assets — (34.2)%(1)		(96,630,911)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$282,471,907

SECURITIES SOLD SHORT (Unaudited)

Exchange Traded Note — (6.5)%(1)
J.P. Morgan Alerian MLP Index ETN	500,000	$18,370,000

TOTAL SECURITIES SOLD SHORT — (6.5)%(1) (PROCEEDS $18,257,189)		$18,370,000

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Restricted securities represent a total fair value of $4,992,375, which represents 1.8% of net assets.

(3)	Rate reported is the current yield as of May 31, 2011.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund
Statement of Assets & Liabilities (Unaudited)
May 31, 2011

Assets
Investments, at fair value (cost $322,351,301)	$379,102,818
Receivable for investments sold	35,238,277
Cash and cash equivalents	1,838,234
Distributions and dividends receivable	271,125
Interest receivable	228,454
Prepaid expenses and other assets	28,558

Total assets	416,707,466

Liabilities
Securities sold short, at fair value (proceeds $18,257,189)	18,370,000
Payable to Adviser	455,808
Payable for investments purchased	1,914,336
Distributions payable to common stockholders	7,408,374
Short-term borrowings	105,800,000
Accrued interest expense	13,821
Accrued offering expense	76,680
Accrued expenses and other liabilities	196,540

Total liabilities	134,235,559

Net assets applicable to common stockholders	$282,471,907

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 32,926,108 shares issued and outstanding (unlimited shares authorized)	$32,926
Additional paid-in capital	312,098,660
Undistributed net investment income, net of income taxes	3,421,224
Accumulated realized loss, net of income taxes	(89,719,609)
Net unrealized gain on investments, net of income taxes	56,638,706

Net assets applicable to common stockholders	$282,471,907

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$8.58

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund
Statement of Operations (Unaudited)
Period From December 1, 2010 Through May 31, 2011

Investment Income
Distributions received from master limited partnerships	$12,346,279
Less: return of capital on distributions	(11,166,507)

Distribution income from master limited partnerships	1,179,772
Dividends from common stock (net of foreign taxes withheld of $36,325)	4,503,795
Interest income	625,626

Total Investment Income	6,309,193

Expenses
Advisory fees	2,288,047
Stock loan fees	365,628
Professional fees	111,956
Administrator fees	84,352
Trustees’ fees	54,740
Reports to stockholders	53,999
Registration fees	48,954
Fund accounting fees	28,766
Custodian fees and expenses	17,508
Transfer agent fees	13,832
Other expenses	89,854

Total Expenses before Interest Expense	3,157,636

Interest expense	358,968

Net Expenses	3,516,604

Net Investment Income	2,792,589

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	28,149,450

Net change in unrealized depreciation of investments	(10,544,508)

Net Realized and Unrealized Gain on Investments	17,604,942

Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$20,397,531

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund
Statements of Changes in Net Assets

	Period From	Fiscal
	December 1, 2010	Year Ended
	Through	November 30,
	May 31, 2011	2010
	(Unaudited)

Operations
Net investment income	$2,792,589	$2,296,691
Net realized gain on investments	28,149,450	1,539,215
Net change in unrealized appreciation (depreciation) of investments	(10,544,508)	46,302,472

Net increase in net assets applicable to common stockholders resulting from operations	20,397,531	50,138,378

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(13,251,562)	(18,332,242)

Total dividends and distributions to common stockholders	(13,251,562)	(18,332,242)

Capital Share Transactions
Proceeds from issuance of 6,900,000 and 14,475,000 common shares from offerings, net of offering costs(1) of $0 and $615,000, respectively	66,240,000	110,189,000
Issuance of 111,698 and 191,812 common shares from reinvestment of distributions to stockholders, respectively	1,083,563	1,495,837

Net increase in net assets applicable to common stockholders from capital share transactions	67,323,563	111,684,837

Total increase in net assets applicable to common stockholders	74,469,532	143,490,973
Net Assets
Beginning of fiscal year	208,002,375	64,511,402

End of fiscal year	$282,471,907	$208,002,375

Undistributed net investment income at the end of the fiscal year	$3,421,224	$628,635

(1)	See Note 2C in the Notes to Financial Statements.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund
Statement of Cash Flows (Unaudited)
Period From December 1, 2010 through May 31, 2011

Operating Activities
Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$20,397,531
Adjustments to reconcile increase in the net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized depreciation of investments	10,544,508
Purchases of investments	(484,146,003)
Proceeds from sales of investments	401,476,906
Proceeds from investments sold short	106,813,290
Purchases to cover investments sold short	(89,980,449)
Return of capital on distributions	11,166,507
Net realized gains on sales of investments	(28,149,450)
Net purchases of short-term investments	(2,839,570)
Net accretion/amortization of senior notes’ premiums/discounts	(42,943)
Changes in operating assets and liabilities
Receivable for investments sold	(29,966,081)
Interest receivable	174,253
Distributions and dividends receivable	726,770
Prepaid and other assets	24,360
Payable to Adviser	145,500
Payable for investments purchased	(6,471,394)
Accrued interest expense	(426,752)
Accrued offering expense	(70,925)
Accrued expenses and other liabilities	(12,116)

Net cash used in operating activities	(90,636,058)

Financing Activities
Proceeds from borrowing facility	149,000,000
Repayment of borrowing facility	(113,000,000)
Common Stock Issuance, net of underwriting and other direct costs	6,900
Additional paid-in capital from Common Stock Issuance	66,233,100
Dividends paid to common stockholders	(10,590,367)

Net cash provided by financing activities	91,649,633

Increase in Cash and Cash Equivalents	1,013,575
Cash and Cash Equivalents:
Beginning of fiscal year	824,659

End of fiscal year	$1,838,234

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$743,336
Taxes Paid	$47,219
Additional paid-in capital from Dividend Reinvestment	$1,083,563

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund
Financial Highlights

	Period From				Period from
	December 1, 2010	Fiscal	Fiscal	Fiscal	August 27, 2007(1)
	through	Year Ended	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,	November 30,
	2011	2010	2009	2008	2007
	(Unaudited)

Per Common Share Data(2)
Net Asset Value, beginning of period	$8.03	$5.74	$3.98	$18.17	$—
Public offering price	—	—	—	—	20.00
Underwriting discounts and offering costs on issuance of common shares	—	(0.05)	(0.01)	—	(0.94)
Income from Investment Operations:
Net investment income	0.53	1.07	1.09	1.15	0.30
Net realized and unrealized gain (loss) on investments	0.47	2.17	1.69	(14.05)	(0.89)

Total increase (decrease) from investment operations	1.00	3.24	2.78	(12.90)	(0.59)

Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	—
Return of capital	(0.45)	(0.90)	(1.01)	(1.29)	(0.30)

Total distributions to common stockholders	(0.45)	(0.90)	(1.01)	(1.29)	(0.30)

Net Asset Value, end of period	$8.58	$8.03	$5.74	$3.98	$18.17

Per common share market value, end of period	$10.54	$9.42	$7.37	$10.36	$16.71

Total Investment Return Based on Market Value	17.10%	42.26%	(16.89)%	(31.18)%	(14.84	)%(3)

See Accompanying Notes to the Financial Statements.

	Period From				Period from
	December 1, 2010	Fiscal	Fiscal	Fiscal	August 27, 2007(1)
	through	Year Ended	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,	November 30,
	2011	2010	2009	2008	2007
	(Unaudited)

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$282,472	$208,002	$64,511	$37,779	$159,103
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver (4)(5)	2.75%	3.08%	4.32%	5.18%	(4.53)%
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver (4)(5)	2.75%	3.05%	3.74%	4.75%	(5.18)%
Ratio of expenses (excluding current and deferred income tax benefit/expense) to average net assets before waiver (4)(5)(6)	2.75%	3.08%	4.32%	2.99%	2.69%
Ratio of expenses (excluding current and deferred income tax benefit/expense) to average net assets after waiver(4)(5)(6)	2.75%	3.05%	3.74%	2.56%	2.04%
Ratio of net investment income (loss) to average net assets before waiver(4)(5)(6)	2.19%	1.66%	0.22%	(1.93)%	(0.48)%
Ratio of net investment income (loss) to average net assets after waiver(4)(5)(6)	2.19%	1.69%	0.80%	(1.49)%	0.17%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver(4)(5)	2.19%	1.66%	0.22%	(4.12)%	6.74%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver(4)(5)	2.19%	1.69%	0.80%	(3.69)%	7.39%
Portfolio turnover rate	115.38%	300.70%	526.39%	95.78%	15.15%

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	For the period from December 1, 2010 through May 31, 2011, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2010, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2009, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2008, the Fund accrued $3,153,649 in net current and deferred tax expense. For the period from August 27, 2007 through November 30, 2007, the Fund accrued $3,153,649 in net current and deferred income tax benefit.

(6)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund
Notes To Financial Statements
May 31, 2011 (Unaudited)

1.	Organization

The Cushing® MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.	Significant Accounting Policies

A.	Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investment Valuation
The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Cushing® MLP Asset Management, LP (the “Adviser”) (formerly Swank Energy Income Advisors, LP) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii) Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the securities sold short. The fair value of securities sold short is $18,370,000 at May 31, 2011.

C.	Security Transactions, Investment Income and Expenses
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. The Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on the accrual basis. During 2010, the Fund over accrued offering costs by $147,605, of which $70,925 of offering payments were applied against the accrual during the period ended May 31, 2011. As of May 31, 2011, the balance of accrued offering costs was $76,680.

D.	Dividends and Distributions to Stockholders
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2011, the Fund’s dividends and distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the period ended May 31, 2011 will be determined in early 2012.

E.	Federal Income Taxation
The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of May 31, 2011, the Fund’s federal tax returns since inception remain subject to examination by the Internal Revenue Service.

F.	Cash and Cash Equivalents
The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.	Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.	Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

I.	Derivative Financial Instruments
The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

During the period ended May 31, 2011, the Fund purchased 4,300 J.P. Morgan Alerian MLP Index ETN equity option put contracts with an exercise price of $37.00 and sold all of these option contracts for a total realized gain of $378,502. The Fund also purchased 22,300 S&P Depository Receipts (“SPDR”) Trust Series 1 equity option put contracts with various exercise prices and sold 17,000 of these option contracts for a total realized loss of $1,033,965. The remaining 5,300 contracts expired for a total realized loss of $397,087. The total realized loss of $1,052,550 is included in net realized gain on investments in the Statement of Operations. The Fund did not hold any option contracts as of May 31, 2011.

During the period ended May 31, 2011, the Fund wrote 10,800 SPDR Trust Series 1 short option put contracts with various exercise prices and covered 8,500 of these option contracts for a total realized gain of $645,735. The remaining 2,300 contracts expired for a total realized gain of $25,266. The total realized gain of $671,001 is included in net realized gain on investments in the Statement of Operations.

J.	Recent Accounting Pronouncement
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating these amendments and does not believe they will have a material impact on the Fund’s financial statements.

3.	Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capitalization. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its managed assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its managed assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its managed assets in debt securities of MLPs, other natural resource companies and other issuers.

4.	Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $2,288,047 in advisory fees for the period ended May 31, 2011.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s managed assets, 0.05% on the next $200,000,000 of managed assets and 0.04% on the balance of the Fund’s managed assets, with a minimum annual fee of $40,000.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.	Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2011, are as follows:

Deferred tax assets:
Net operating loss carryforward	$5,994,995
Capital loss carryforward	27,182,951

Total deferred tax assets	33,177,946
Less Deferred tax liabilities:
Unrealized gain on investment securities	21,508,843

Net deferred tax asset before valuation allowance	11,669,103
Valuation allowance	(11,669,103)

Net deferred tax asset	$—

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration

November 30, 2007	$—	NA
November 30, 2008	5,736,436	November 30, 2028
November 30, 2009	2,225,868	November 30, 2029
November 30, 2010	—	NA

Total Fiscal Year Ended Net Operating Loss	$7,962,304

Fiscal Year Ended Capital Loss
November 30, 2007	$—	NA
November 30, 2008	62,485,409	November 30, 2013
November 30, 2009	50,363,661	November 30, 2014
November 30, 2010	—	NA

Total Fiscal Year Ended Capital Loss	$112,849,070

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As such, for the fiscal year ended November 30, 2010, the Fund used capital loss carryforwards of $699,000 from the fiscal year ended November 30, 2007 and $1,653,000 from the fiscal year ended November 30, 2008 to offset its capital gains. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of

November 30, 2013. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2027.

The Fund has recorded a valuation allowance for the full amount of the deferred tax asset as the Fund believes it is more likely than not that the asset will not be utilized.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2011, as follows:

Application of statutory income tax rate	$7,139,000
Change in state tax rate used to determine deferred tax	76,000
Change in valuation allowance	(7,215,000)

Total tax expense	$—

The decrease in the valuation allowance was due to a decrease in the net deferred tax asset of $7,215,000 during the period ended May 31, 2011. All federal and state tax amounts above are deferred balances and there were no current balances for federal or state taxes in the current year.

At May 31, 2011, the cost basis of investments was $316,864,813 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$70,331,098
Gross unrealized depreciation	(8,093,093)

Net unrealized appreciation	$62,238,005

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in	Significant Other	Significant
		Active Markets for	Observable	Unobservable
	Fair Value at	Identical Assets	Inputs	Inputs
Description	May 31, 2011	(Level 1)	(Level 2)	(Level 3)

Assets
Equity Securities
Common Stock(a)	$21,755,500	$21,755,500	$—	$—
Master Limited Partnerships and Related Companies(a)	343,722,188	343,722,188	—	—

Total Equity Securities	365,477,688	365,477,688	—	—

Notes
Senior Notes(a)	10,601,930	—	10,601,930	—

Total Notes	10,601,930	—	10,601,930	—

Other
Short-Term Investments	3,023,200	3,023,200	—	—

Total Other	3,023,200	3,023,200	—	—

Total Assets	$379,102,818	$368,500,888	$10,601,930	$—

Liabilities
Exchange Traded Note	$18,370,000	$18,370,000	$—	$—

Total	$360,732,818	$350,130,888	$10,601,930	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2011.

7.	Investment Transactions

For the period ended May 31, 2011, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $478,624,184 and $396,005,013 (excluding short-term securities), respectively and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $89,980,449 and $106,813,290, respectively. The Fund purchased (at cost) and sold options (proceeds) in the amount of $5,521,819 and $4,469,269, respectively. The Fund sold written options (proceeds) in the amount of $1,002,624.

8.	Common Stock

The Fund has unlimited shares of capital stock authorized and 32,926,108 shares outstanding at May 31, 2011. Transactions in common stock for the fiscal year ended November 30, 2010 and the period ended May 31, 2011 were as follows:

Shares at November 30, 2009	11,247,598
Shares sold through additional offerings	14,475,000
Shares issued through reinvestment of distributions	191,812

Shares at November 30, 2010	25,914,410
Shares sold through additional offerings	6,900,000
Shares issued through reinvestment of distributions	111,698

Shares at May 31, 2011	32,926,108

9.	Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus 0.30%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2011 was approximately $91,564,000 and 0.68%, respectively. At May 31, 2011, the principal balance outstanding was $105,800,000 and accrued interest expense was $13,821.

10.	Subsequent Events

On June 13, 2011, the Fund issued 62,546 shares through its dividend reinvestment plan. After these share issuances, the Fund’s total common shares outstanding were 32,988,654.

The Cushing® MLP Total Return Fund
Additional Information (Unaudited)
May 31, 2011

Trustee and Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2011, the aggregate compensation paid by the Fund to the independent trustees was $54,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2010 is available to stockholders by visiting the SEC’s Web site at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works
Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. and/or Computershare Inc. (together, the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan
If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees
There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee (currently $0.03) incurred in connection with open-market purchases. There is no direct transaction fee to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a transaction fee payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales transaction fee and pay a per share fee of $0.12 per share sold. All per share fees include any brokerage commissions the Plan Agent is required to pay.

Tax Implications
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information
For more information about the plan you may contact the Plan Agent in writing at PO Box 43078, Providence, RI 02940-3078, by calling the Plan Agent at 1-800-662-7232 or at the Plan Agent’s website, www.computershare.com /investor.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities.

This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 12, 2011. The matters considered at the meeting, together with the actual vote tabulations relating to such matters were as follows:

1.	To elect Brian R. Bruce as Trustee of the Fund to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares

Brian R. Bruce
Affirmative	30,429,667
Withheld	353,331

TOTAL	30,782,998

Edward N. McMillan and Jerry V. Swank continue as Trustees and their terms expire on the date of the 2012 annual meeting of stockholders, each to serve until his successor is duly elected and qualified. Ronald P. Trout continues as Trustee and his term expires on the date of the 2013 annual meeting of stockholders, to serve until his successor is duly elected and qualified.

2.	An amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust that would restrict any person from purchasing or acquiring, without the prior approval of the Fund’s Board of Trustees, any direct or indirect interest in the Fund’s common shares, if such acquisition would either (a) cause a person to become a holder of more than 4.99% of the common shares of the Fund, or (b) increase the percentage of the Fund’s shares owned by any such holder.

No. of Shares

Affirmative	25,101,115
Against	5,397,560
Withheld	284,323

TOTAL	30,782,998

Based upon votes required for approval, these matters passed.

(This page intentionally left blank)

The Cushing® MLP Total Return Fund

TRUSTEES
Brian R. Bruce
Ronald P. Trout
Edward N. McMillan
Jerry V. Swank

OFFICERS
Jerry V. Swank
Chief Executive Officer and President

Daniel L. Spears
Executive Vice President and Secretary

John H. Alban
Chief Financial Officer

Barry Y. Greenberg
Chief Compliance Officer

INVESTMENT ADVISER
Cushing® MLP Asset Management, LP
8117 Preston Road, Suite 440
Dallas, TX 75225

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher
& Flom LLP
Four Times Square
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
JP Morgan Chase Tower
2200 Ross Avenue, Suite 1600
Dallas, TX 75201

The Cushing® MLP Total Return Fund

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.srvfund.com www.swankcapital.com

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
			Shares (or Units)	Value) of Shares
	(a)		Purchased as Part	(or Units) that May
	Total Number of	(b)	of Publicly	Yet Be Purchased
	Shares (or Units)	Average Price Paid	Announced Plans or	Under the Plans or
Period	Purchased	per Share (or Unit)	Programs	Programs
Month #1 12/01/2010-12/31/2010	0	0	0	0
Month #2 01/01/2011-01/31/2011	0	0	0	0
Month #3 02/01/2011-02/28/2011	0	0	0	0

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
			Shares (or Units)	Value) of Shares
	(a)		Purchased as Part	(or Units) that May
	Total Number of	(b)	of Publicly	Yet Be Purchased
	Shares (or Units)	Average Price Paid	Announced Plans or	Under the Plans or
Period	Purchased	per Share (or Unit)	Programs	Programs
Month #4 03/01/2011-03/31/2011	0	0	0	0
Month #5 04/01/2011-04/30/2011	0	0	0	0
Month #6 05/01/2011-05/31/2011	0	0	0	0
Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP Total Return Fund

By (Signature and Title)	/s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date	August 5, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date	August 5, 2011

By (Signature and Title)		/s/ John H. Alban

John H. Alban, Chief Financial Officer

Date	August 5, 2011